SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report: (Date of Earliest Event Reported): May 10, 2002 (May 8, 2002)





              AMERICAN INSURED MORTGAGE INVESTORS L.P. - SERIES 88
             (Exact name of registrant as specified in its charter)

         Delaware                       1-12724                 13-3398206
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)







                              11200 Rockville Pike
                            Rockville, Maryland 20852
  (Address of principal executive offices, including zip code, of Registrant)

                                 (301) 816-2300
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     On May 8, 2002, CRIIMI, Inc., a wholly owned subsidiary of CRIIMI MAE Inc. and the general partner ("General Partner") of American Insured Mortgage Investors L.P. - Series 88 (the "Partnership") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Partnership's independent auditors. Arthur Andersen has served as the Partnership's independent accountants since 1991. A new independent public accounting firm is expected to be engaged by the General Partner during the second quarter of 2002.

     Arthur Andersen's reports on the Partnership's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During each of the Partnership's two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statements disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Partnership's consolidated financial statements for such years; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The General Partner has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter dated May 10, 2002, stating its agreement with such statements.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)  Exhibits. The following exhibits are filed with this report:

Exhibit 16 - Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 10, 2002.

Exhibit 99 - Press Release dated May 10, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       AMERICAN INSURED MORTGAGE
                                       INVESTORS L.P. - SERIES 88

                                       By:  CRIIMI, Inc.
                                            General Partner


Dated: May 10, 2002                    /s/William B. Dockser
                                       ---------------------
                                       William B. Dockser
                                       Chairman of the Board

                                  EXHIBIT INDEX

Exhibit
No.                                Description
--------------------------------------------------------------------------------

*16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated as of May 10, 2002.

*99.1 Press Release dated May 10, 2002

----------------
*Filed herewith.